UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.   )
_____________________________________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
Kadant Inc.
(Name of the Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of
KADANT INC.
To Be Held On:
May 20, 2026 at 2:30 PM
in person at the corporate office located at One Technology Park Drive, Westford, Massachusetts 01886 and online at edge.media-server.com/mmc/go/kai2026agm

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view these materials, please have your control number available.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 5, 2026.

Please visit www.astproxyportal.com/ast/11818/, where the following materials are available for view:
• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • 2025 Annual Report to Stockholders
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (1-888-776-9962) and +1-201-299-6210 worldwide
E-MAIL: help@equiniti.com
WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:
ONLINE:  To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting.

DURING THE MEETING: You may attend the meeting virtually and vote your shares through the Internet. Go to: edge.media-server.com/mm/go/kai2026agm.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS OF KADANT INC. RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS.		THE BOARD OF DIRECTORS OF KADANT INC. RECOMMENDS THAT YOU VOTE FOR PROPOSALS 2 AND 3.
1.Election of two directors to the class to be elected for a three-year term expiring in 2029.		2.	To approve, by non-binding advisory vote, our executive compensation.
NOMINEES:	John M. Albertine	3.	To ratify the selection of KPMG LLP as our company's independent registered public accounting firm for 2026.
	Thomas C. Leonard
			In their discretion on such other matters as may properly come before the Meeting or any adjournment thereof.
Please note that you cannot use this notice to vote by mail.
To request directions to be able to attend the meeting, please call the company at (978) 776-2000.